                                                                   EXHIBIT 10.51

                          COPE STOCK PURCHASE AGREEMENT


                This COPE STOCK PURCHASE AGREEMENT dated effective January 1, 2001 (the "Agreement") is made and entered into by, between and among Dataquad, Inc., a Nevada corporation ("Dataquad"), The LibraryCard, Inc., a Nevada corporation ("LibraryCard"), Corey M. Patick ("Patick") in his individual capacity and Robert S. Cope in his individual capacity ("Cope"). Dataquad and LibraryCard are collectively sometimes referred to herein as the "Corporations".



                                 R E C I T A L S


                WHEREAS, Dataquad and LibraryCard each previously sold and issued to Patick shares of its Common Stock to be used by Patick for the express purpose of reselling such shares of stock to employees, agents and representatives of such Corporation and for no other purpose (the "Trust Shares");

                WHEREAS, Patick agreed to purchase, acquire, hold and use such Trust Shares for such stated purposes and no other;

                WHEREAS, Patick further agreed to purchase, acquire, hold and use such Trust Shares of stock for such purposes as a "Trustee" of such Shares to be held by Patick in "Trust" for the benefit of the intended beneficiaries of such Shares, namely employees, agents and representatives of the Corporations to whom Patick subsequently determined in his sole discretion and election to sell and issue such Trust Shares in a way and manner which Patick believed in his sole election and discretion would provide motivation and incentive to such recipients to advance the respective business endeavors and interests of the Corporations as Patick reasonably understood such matters;

                WHEREAS, during the period of time that Patick owned the Trust Shares he is deemed for all purposes to be the registered and beneficial owner of the Trust Shares and he is entitled to exercise all incidents of such ownership including without limitation the voting of such shares;

                WHEREAS, Patick understood and agreed that if he retained any of the Trust Shares sold and issued to him under this Agreement on December 31, 2002 (the "Possible Further Transfer Date"), he would then resell and transfer such remaining

Shares to the respective Corporations which issued the shares to Patick under the agreement with Patick unless either or both of such Corporations notified Patick that it does not desire to purchase any such remaining Trust Shares;

                WHEREAS, the Trust Shares have previously been sold and issued to Patick who continues to own all of such Trust Shares;

                WHEREAS, it is now proposed that as of the effective date of this Agreement as first indicated above, Patick would sell, transfer, assign and convey all of his right, title and interest in and to the Trust Shares to Cope who would thereupon and thereafter be, act and serve as the registered and beneficial owner of and the "Trustee" in respect of such Trust Shares in lieu of and as substitute for Patick as more fully provided for in and pursuant to and in accordance with this Agreement;

                WHEREAS, Cope has agreed to and hereby does acquire and accept such Trust Shares and own, act and serve as the Trustee in respect of such Trust Shares pursuant to and in accordance with this Agreement; accept; and

                WHEREAS, the undersigned parties desire to memorialize their understandings and agreements in respect of the Trust Shares and matters related thereto in this Agreement;


                                A G R E E M E N T


                NOW, THEREFORE, the undersigned parties in consideration of the premises and the covenants contained herein hereby agree, subject to the within terms and conditions, as follows:


                1.      Trust Shares.

                        1.1 Patick agrees and hereby does sell, transfer, assign and convey to Cope Seven Hundred Thousand (700,000) shares of the Common Stock, $0.001 par value, of Dataquad (the "Dataquad Trust Shares"), for consideration in the amount of One Hundred Eighty Thousand Two Hundred Fifty Dollars ($180,250); and

                        1.2 Patick agrees and hereby does sell, transfer,



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assign and convey to Cope Seven Hundred Thousand (700,000) shares of the Common
Stock, $0.001 par value, of LibraryCard (the "LibraryCard Trust Shares"), for consideration in the amount of One Hundred Thousand Two Hundred Fifty Dollars ($100,250).

The Dataquad Trust Shares and the LibraryCard Trust Shares are herein collectively referred to for convenience sake as the "Trust Shares".

                        1.3 The Trust Shares sold by Patick to Cope under Sections 1.1 and 1.2 hereof shall be registered in the name of and be owned of record and beneficially by Cope.

                        1.4 Cope is not obligated to sell and issue any or all of the Trust Shares to any recipients; however, if Cope does elect to sell and transfer any of such Trust Shares from time to time prior to the Possible Retransfer Date, Cope shall only sell and transfer such Trust Shares to recipients thereof and provided for and contemplated hereby under the so-called "Trust" arrangement and only pursuant to and in accordance with applicable Federal and state securities laws including as provided for in Section 5 of this Agreement.


                2.      Payment By Cope.

                        2.1 Cope shall pay for the Trust Shares being purchased and acquired from Patick by entering into new promissory notes payable to the respective Corporations for the Dataquad Trust Shares and the LibraryCard Trust Shares in the principal amount of the obligation previously owed by Patick to such Corporations for such Trust Shares as of the effective Date of this Agreement in the form attached hereto and incorporated herein as Exhibit A (collectively the "Notes"); and Patick shall no longer be obligated to the Corporations or either of them on, under or otherwise in respect of the Notes made by Patick at the time he purchased and acquired such Trust Shares (which obligation is now "assumed" by Cope pursuant to and in accordance with the Notes and the obligation of Cope represented thereby to the Corporations) and, following receipt of certificates for the Trust Shares by Cope, Patick shall have no duties, responsibilities and/or obligation of any kind to Cope (and/or to the Corporations) in respect of such Shares or the subject matter of this Agreement.

                3.      Purchase By The Corporations.

                        3.1 If the Corporations, or either of them, determine at the Possible Retransfer Date (December 31, 2002) that



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they want to purchase and acquire the remaining Trust Shares issued by each of such respective Corporations which Cope still then owns, then such Corporation shall purchase from and pay Cope for such remaining shares of Dataquad Trust Shares and LibraryCard Trust Shares effective as of the Possible Retransfer Date in the same manner as Cope purchased and paid Patick for such Shares as provided for in Section 2; and, upon receipt of such consideration by Cope, Cope including his successors shall sell, transfer and deliver any and all such remaining Trust Shares effective as of such Date.


                        3.2 If any of the remaining Trust Shares are not purchased by the respective issuer Corporations of such Trust Shares as provided for herein, then Cope shall thereafter remain the registered and beneficial owner of such Trust Shares without any further obligation to such issuer Corporations in respect thereof except for payment in full of the Notes (Exhibit
A) used by Cope to pay for such Trust Shares under this Agreement; and, if not already paid for in cash or by check, Cope shall complete payment under such notes for any and all such remaining Trust Shares which Cope shall continue owning on and after the Possible Retransfer Date in accordance with the provisions of this Agreement.

                        3.3 Notwithstanding any contrary provision contained herein, Cope shall have the right, but not the obligation, in his sole election and judgment at any time during the nine (9) month period following the effective date of this Agreement (ending September 30, 2001) to tender any or all of the Trust Shares then owned by him to the respective issuer Corporations thereof for purchase and payment by such Corporations for the price, in the manner and with the consequences provided for in Section 3.1 hereof (the "Cope Tender Date"); and, if Cope makes such election, then the respective Corporations shall purchase, acquire and pay for any and all of such remaining Trust Shares which are the subject of Cope's tender in accordance with the provisions of Section 3.1 hereof.

                4.      Sales/Transfer By Cope.

                        4.1 When Cope sells and transfers any of the Trust Shares to recipients thereof as contemplated by and under this Agreement, Cope shall immediately report such sale/transfer transaction to the respective issuer Corporations, including the consideration paid to and received by Cope for or otherwise in connection with such sold/transferred Trust Shares; and Cope shall simultaneously cause to be registered for transfer all such



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sold/transferred Trust Shares on the stock transfer books and records of the respective Corporation(s) as maintained by such Corporation(s) or its (their) independent stock register and/or transfer agent(s) to the recipients thereof as provided for and contemplated by this Agreement. All proceeds from the sale/transfer of Trust Shares by Cope, prior to the Cope Tender Date or, if less than all the Trust Stock is tendered, the Possible Retransfer Date, must be used by Cope to pay down the balance due and owing by Cope under the Notes (sale/transfer of Dataquad Trust Shares requiring payment on the Note to Dataquad and sale/transfer of LibraryCard Trust Shares requiring payment on the Note to LibraryCard). Following the sale/transfer of Trust Shares by Cope pursuant to and in accordance with this Agreement, Cope shall have no further interest in, to or otherwise in respect of any of such sold/transferred Trust Shares; and, accordingly, Cope shall have no further obligation to the issuer Corporation of such Trust Shares in respect thereof under this Agreement or otherwise.


                5.      Certain Securities Matters.

                        5.1 The Trust Shares sold, transferred, assigned and conveyed by Patick to Cope pursuant to this Agreement shall not be registered and/or qualified under Federal or state securities laws and shall be sold, assigned, transferred and conveyed by Patick to Cope, and purchased and acquired by Cope, pursuant to applicable exemptions from such registration or qualification including under the "private placement" exemption from such registration and/or qualification; and, as such, the Trust Shares are understood and shall be treated for all purposes as "restricted securities" as that term is generally understood under applicable securities laws. The certificates representing the Trust Shares shall contain a customary legend restricting the sale and transfer thereof except under applicable securities laws (see Exhibit B hereto); and the Corporations shall place or cause to be placed and implemented customary "stop transfer" instructions in respect of such Trust Shares and the certificates therefor as registered and in the name of Cope.

                        5.2 Cope shall provide the respective Corporations with such further written assurances as such Corporations or their counsel shall request in connection with the sale, assignment, transfer and conveyance of the Trust Shares by Patick to Cope, and by Cope to recipients thereof, in respect of such securities exemption and related matters; and Cope otherwise hereby agrees and promises to cooperate with and assist the Corporations in respect of the matters which are the subject of



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this Agreement.

                        5.3 Cope shall exercise reasonable judgment in determining if and when to sell and transfer any of the Trust Shares to any recipients thereof so as not to violate any securities laws pertaining to the registration and/or qualification of any such Trust Shares applicable to the sale and transfer of such Shares by Cope to any recipient thereof.


                6.      Spousal Consent.

                        5.1 Cope shall obtain the consent of his spouse in respect of the subject matter of this Agreement and Cope's individual and separate ownership of the Trust Shares in the form attached hereto and incorporated herein as Exhibit C; and Cope hereby further agrees to take such steps as are reasonably necessary to ensure that his successors in interest (including without limitation his executors and administrators) are bound by the terms and conditions of this Agreement in respect of the Trust Shares.

                7.      Indemnities.

                        7.1 Cope and the respective Corporations each hereby agree and promise to indemnify and hold harmless the other(s) for any and all costs and expenses (including reasonable attorneys and other professionals' fees and costs paid or incurred), claims, debts, causes of action, judgments and liabilities actual and contingent which may result from, arise or otherwise be asserted or imposed on or against any of the undersigned parties as a result of any of the undersigned party(ies) failure or refusal to perform this Agreement or any agreement, covenant, promise and/or provision hereof.

                        7.2 The Corporations and each of them, and Cope, hereby agree and promise, jointly and severally, to indemnify and hold harmless Patick for any and all costs and expenses including reasonable attorneys and other professionals' fees and costs paid or incurred, claims, debts, causes of action, judgments and liabilities actual and contingent which may result from, arise or otherwise be asserted or imposed on or against Patick as a result of or in any way relating to his prior ownership of the Trust Shares and/or the instant sale, assignment and transfer of the Trust Shares to Cope pursuant to and in accordance with this Agreement.


                8.      Events of Default/Notice and Cure.



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                        8.1 Before declaring any default of this Agreement, the
undersigned parties shall first provide the party(ies) alleged to have committed a material breach of this Agreement with written notice including details of any such alleged material breach and opportunity to cure any such breach within the thirty (30) day period following the date of any such notice of alleged default; and, thereafter, the party receiving any such notice of alleged breach having failed to timely cure any such alleged breach, the party(ies) providing any such notice and request for cure shall be entitled to declare an event of default under this agreement and seek relief against any such defaulting party(ies) consistent with Section 9 hereof.


                9.      Arbitration.

                        9.1 In the event of any disagreement and/or dispute under or otherwise in respect of this Agreement, the undersigned parties hereby agree to resolve any such disagreement and/or dispute, and all related matters, by binding arbitration. All arbitration proceedings shall be conducted in accordance with the then prevailing and applicable rules of the American Arbitration Association ("AAA") at a city in Los Angeles County, California selected pursuant to such rules. The arbitration shall be conducted by a single arbitrator selected jointly by the parties or, in the event that the parties are enable to mutually agree upon the person to act as such arbitrator within thirty
(30) days following the first providing of a notice to arbitrate by any of the parties, then the arbitrator shall be selected by the AAA. For purposes of such arbitration, the parties shall be entitled to avail themselves of all discovery permitted under California Code of Civil Procedure Section 2017 et seq. The arbitrator shall be empowered to provide any relief and make any award that could be provided or made by a court of competent jurisdiction. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.


                10.     Attorneys/Professionals' Fees/Costs.

                        10.1 In addition to whatever other relief any of the party(ies) may be entitled to under or otherwise in respect of this Agreement, in the event of any disagreement and/or dispute under or otherwise in respect of this Agreement, the part(ies) prevailing in any such disagreement and/or dispute shall recover the costs of the arbitration proceeding and the acceptance and



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enforcement of any such arbitration award in any judicial proceeding initiated for such purpose by the prevailing party(ies), and such prevailing party(ies) reasonable attorneys and other professionals' fees and costs paid or incurred in asserting, maintaining and prosecuting any such disagreement/dispute and arbitration proceeding and decision in respect thereof.


                11.     Choice of Law.

                        11.1 This Agreement has been made, executed and delivered within the State of California, and the rights and obligations of the parties hereto shall be construed, interpreted and enforced in accordance with and governed by the law of said State.


                12.     Time Is Of The Essence.

                        12.1 For purpose of this Agreement, including the performance of the parties' responsibilities, duties and obligations hereunder, time shall be deemed to be of the essence.

                13.     Assignment and Other Matters.

                        13.1 The parties to this Agreement shall not have the right, absent the prior written approval and consent of all of the other parties to this Agreement, to assign or otherwise transfer this Agreement including any of their rights, duties, responsibilities and/or obligations hereunder to any person or entity.


                14.     Severability.

                        14.1 If any provision of this Agreement is hereafter finally determined to be unenforceable for any reason, then such provision shall be deemed and treated for all purposes as severed from this Agreement; and the balance of this Agreement shall remain in full force and effect as between the parties notwithstanding any such unenforceable and severed provision.


                15.     Notices.

                        15.1 Notices to be given under or in respect of this Agreement shall be provided in writing and shall be deemed



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effective upon receipt if personally delivered or on the third (3rd) day following mailing in the United States Mail by certified mail - return receipt requested, addressed as follows:


                      If To Dataquad, Inc.

                      Dataquad, Inc.
                      3201 Temple Avenue
                      Pomona, CA 91768-3200


                      With a copy to -

                      Robert H. Bretz, Esq.
                      520 Washington Blvd, PMB #428
                      Marina del Rey, CA 90292



                      If To The LibraryCard, Inc.

                      The LibraryCard, Inc.
                      3201 Temple Avenue
                      Pomona, CA 91768-3200


                      With a copy to -

                      Robert H. Bretz, Esq.
                      520 Washington Blvd, PMB #428
                      Marina del Rey, CA 90292

                      If To Cope

                      Robert S. Cope
                      c/o Auto-Graphics, Inc.
                      3201 Temple Avenue
                      Pomona, CA 91768-3200


                      With a copy to -

                      Paul Gautreau, Esq.
                      957 S. Village Oaks
                      Covina CA 91724



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                      If To Patick

                      Corey M. Patick
                      269 South Beverly Drive #438
                      Beverly Hills, CA 90210


                      With a copy to -

                      Bill D. Ringer, Esq.
                      1401 N. Hunter Street
                      San Joaquin, CA 95202


Any party may, from time to time, update or otherwise change its address for purposes of notice under this Agreement by providing such notice in accordance with the provisions of this paragraph.


                16.     Headings.

                        16.1 The headings of the paragraphs (and any subparagraphs) of this Agreement are included for the convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.


                17.     Complete Agreement/Amendment.

                        17.1 This Agreement constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and is intended to supersede all prior and contemporaneous written or oral agreements and discussions regarding the matters which are the subject of this Agreement. This Agreement may be amended or otherwise changed only by an agreement in writing so stating and signed by the party(ies) against which any such amendment or other change is sought to be enforced. Each of the parties represents and warrants to, and agrees with, the other that in entering into and performing this Agreement, they have not received and are not otherwise relying upon any statement, fact, circumstance, representation, understanding, agreement, covenant, promise, guaranty, warranty, assurance and/or any other matter which is/are not expressly set forth in this Agreement; and that they will not at any time assert otherwise (whether by way of any claims in contract, tort, or otherwise), in any action, proceeding or otherwise against or in respect of any of such parties to this Agreement. In entering into this Agreement, each of the parties hereby further represents and warrants to, and agrees with, the other that such party had the opportunity to consult with independent counsel of its



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(including his/her) own choosing regarding this Agreement and the subject matter thereof. The parties acknowledge and agree that this Agreement was negotiated, drafted and otherwise prepared jointly by all of the parties and that no party shall suffer any detriment or prejudice as a result of any determination that any of the language of this Agreement is ambiguous or otherwise unclear in any manner. The "Recitals" set forth at the outset of this Agreement are hereby incorporated by this reference into and made part of the "Agreement" portion of this Agreement.


                IN WITNESS WHEREOF, the undersigned parties thereunto duly authorized have executed and delivered this Agreement in Pomona, California effective as of the date of this Agreement.


                                 DATAQUAD, INC.


                                 By
                                    Robert S. Cope, President


                                 THE LIBRARYCARD, INC.


                                 By
                                    --------------------------------------------
                                    Michael K. Skiles, Acting
                                    President


                                 Corey M. Patick, an individual


                                 Robert S. Cope, an individual



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  FORM OF PROMISSORY NOTE

$


                                                January 1, 2001
                                                Pomona, California


                FOR VALUE RECEIVED, the undersigned Robert S. Cope ("Cope") hereby promises to pay to LibraryCard, Inc., a Nevada corporation, or its designee ("________"), at its corporate offices in California, the principal amount of ___________________________________ ($________) plus interest from the date of this Promissory Note until paid in full on the unpaid balance of this Note at the rate of five percent (5%) per annum. This Promissory Note is made and given pursuant to and in accordance with that certain Cope Stock Purchase Agreement dated as of the date of this Note (the "Agreement") which shall, except as expressly provided for herein, govern this Note for all purposes. Unless otherwise expressly provided for in this Note, the defined terms in this Note shall have the same meaning as the terms defined in the Agreement.

                All principal and interest due and owing on this Note shall be paid no later than December 31, 2002, except that Cope shall have the option in his sole election and discretion to satisfy the principal payment obligation represented by this Note then due and owing by tendering any or all shares of ________ acquired, purchased and received by Cope under the Agreement registered to and owned by Cope as of September 30, 2001 for purchase and acquisition by ________ pursuant to and in accordance with Section 3.3 of the Agreement (the "Cope Tender Date" under the Agreement). All "________ Trust Shares" (as defined in the Agreement) registered to and owned by Cope following the Cope Tender Date (not timely tendered by Cope for purchase and sale by ________) shall continue to be owned by Cope, and Cope's obligation under this Note in respect of such Shares, shall be timely paid by Cope in accordance with the provisions of this Note by no later than December 31, 2002 (the "Possible Retransfer Date" under the Agreement and the maturity date of this Note) unless ________ notifies Cope at or prior to that date that ________ is exercising its rights to purchase and acquire all or any portion of such ________ Trust Shares under Section 3.1 of the Agreement. Any shares purchased and acquired from Cope by ________ pursuant to and in accordance with the provisions of Section 3.1 of the Agreement shall be at the rate that Cope purchased and acquired such Shares under the Agreement ($0.2575 per share), and Cope shall pay the balance then due and owing on this Note following any such repurchase transaction by ________ no later than December 31, 2002. Any tender by Cope of ________ Trust Shares, on or before September 30, 2001 as provided for herein and the Agreement, shall likewise be at the rate of $0.2575 per share.

                In accordance with the Agreement, any sale and transfer by Cope to any recipient of ________ Trust Shares registered to and owned by Cope as provided for in the Agreement shall require an automatic and immediate payment by Cope to ________ under this Note in the amount of any and all consideration



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when and as received by Cope from the recipient of such Shares as proceeds of the sale of such Shares or otherwise.

                Notices required or elected to be given under or in respect of this Note shall be given pursuant to and in accordance with the provisions of
Section 15 of the Agreement. To the extent not otherwise expressly provided for in this Note, the provision of the Agreement, to the extent applicable, shall be incorporated into, adopted and made a part of this Note for all purposes.

                Cope hereby waives any and all statutory and other legal requirements under California law applicable to this Note relating to, requiring and/or otherwise in respect of presentment, demand or other similar notice and other procedural requirements applicable to the collection of and under this Note by ________.

                This Note is made and shall be governed and interpreted for all purposes by and under the laws of the State of California. For purposes of this Note, time shall be deemed to be of the essence.

                IN WITNESS WHEREOF, the undersigned Robert S. Cope (herein "Cope"), thereunto duly authorized and acting in his individual capacity, and intending to be legally bound and obligated thereby, has executed this Note as of the date first above stated.


                                      Robert S. Cope


                                    EXHIBIT A



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`33 ACT LEGEND


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT



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                                 SPOUSAL CONSENT

                The undersigned Elizabeth R. Cope ("Spouse"), the wife of Robert
S. Cope, having had the opportunity to consult with her own independent attorney or other professional advisor in respect of such matters and the within Spousal Consent, acknowledges the attached Cope Stock Purchase Agreement and the provisions thereof (the "Agreement"), and hereby acknowledges, agrees and consents to the provisions of the Agreement stating and otherwise providing that the Trust Shares to be sold, assigned, transferred and conveyed by Corey M. Patick to Robert S. Cope pursuant to and in accordance with the Agreement are and shall be for al purposes the separate property of Robert S. Cope as provided for therein; and such undersigned Spouse further hereby irrevocably waives and disclaims any interest of any kind or nature in and to the Trust Shares (the "Spousal Consent").

                The undersigned Spouse also acknowledges and agrees that, in entering into and performing the Agreement, the Corporations, Corey M. Patick, and Robert S. Cope in his individual capacity as a signatory to the Agreement, are relying on the within Spousal Consent; and that, in the event that such Spouse or her successors in interest asserts any right, title and/or interest in and/or to the Trust Shares for any reason whatsoever, the prevailing party in any such proceeding or action shall be entitled to recover such person(s)/entity(ies) reasonable attorneys and other professionals' fees and costs paid or incurred in respect of any such proceeding/action.


                                       Elizabeth R. Cope


                                    EXHIBIT C



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